UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: December 13, 2018
(Date of earliest event reported)

FOUR CORNERS PROPERTY TRUST, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-37538

Maryland	47-4456296
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
591 Redwood Highway, Suite 1150, Mill Valley, California 94941
(Address of principal executive offices, including zip code)
(415) 965-8030
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01     Entry into a Material Definitive Agreement.
On December 13, 2018, Four Corners Property Trust, Inc. (the “Company”) and its subsidiary, Four Corners Operating Partnership, LP (the “Borrower”), entered into Amendment No. 2 To Amended and Restated Revolving Credit and Term Loan Agreement (the “Amendment”) with JPMorgan Chase Bank, N.A., as administrative agent (the “Agent”), and the lenders (the “Lenders”) and other agents party thereto, which amends the existing Amended and Restated Revolving Credit and Term Loan Agreement, dated as of October 2, 2017, as amended, by and among the Company, the Borrower, the Agent, the Lenders and the other agents party thereto.
Prior to the Amendment, $400 million aggregate principal amount outstanding under the Company's term loan facility was scheduled to mature on November 9, 2022. The Amendment extends the maturity date of the Company's term loan facility such that $150 million, the non-extended portion of the term loan facility, will mature on November 9, 2022, $150 million will mature on November 9, 2023, and $100 million will mature on March 9, 2024. The interest rate currently charged on the non-extended portion of the term loan facility will remain unchanged; however, as of the date of the Amendment, the interest rate charged on the extended portions of the term loan facility will be reduced by ten basis points from the interest rate charged prior to the Amendment. The aggregate principal amount of $400 million outstanding under the term loan facility prior to the Amendment will remain unchanged.
The foregoing description does not purport to be a complete description and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 above is incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Exhibit Description
10.1
Amendment No. 2 to Amended and Restated Revolving Credit and Term Loan Agreement, dated December 13, 2018, among Four Corners Operating Partnership, LP, Four Corners Property Trust, Inc., certain lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOUR CORNERS PROPERTY TRUST, INC.

By:	/s/ James L. Brat
James L. Brat General Counsel and Secretary
Date: December 13, 2018

EXHIBIT LIST

Exhibit No.	Exhibit Description
10.1
Amendment No. 2 to Amended and Restated Revolving Credit and Term Loan Agreement, dated December 13, 2018, among Four Corners Operating Partnership, LP, Four Corners Property Trust, Inc., certain lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent.